Exhibit 24.1

                         DIRECTOR'S POWER OF ATTORNEY

                  The undersigned director of Manpower Inc. (the "Company") hereby constitutes and appoints Mitchell S. Fromstein and Jon F. Chait, and each of them, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign for the undersigned and in the undersigned's name in the capacity as a director of the Company the Registration Statement on Form S-3 to which this Power of Attorney is attached, including any amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or the undersigned's substitute, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, on this 20th day of June, 1996.

                                            /s/ Audrey Freedman
                                            _____________________________
                                                Audrey Freedman

                         DIRECTOR'S POWER OF ATTORNEY

                  The undersigned director of Manpower Inc. (the "Company") hereby constitutes and appoints Mitchell S. Fromstein and Jon F. Chait, and each of them, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign for the undersigned and in the undersigned's name in the capacity as a director of the Company the Registration Statement on Form S-3 to which this Power of Attorney is attached, including any amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or the undersigned's substitute, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, on this 20th day of June, 1996.

                                            /s/ Dudley J. Godfrey
                                          _____________________________
                                                Dudley J. Godfrey

                        DIRECTOR'S POWER OF ATTORNEY

                  The undersigned director of Manpower Inc. (the "Company") hereby constitutes and appoints Mitchell S. Fromstein and Jon F. Chait, and each of them, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign for the undersigned and in the undersigned's name in the capacity as a director of the Company the Registration Statement on Form S-3 to which this Power of Attorney is attached, including any amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or the undersigned's substitute, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, on this 20th day of June, 1996.

                                           /s/ Marvin B. Goodman
                                         _____________________________
                                                Marvin B. Goodman

                         DIRECTOR'S POWER OF ATTORNEY

                  The undersigned director of Manpower Inc. (the "Company") hereby constitutes and appoints Mitchell S. Fromstein and Jon F. Chait, and each of them, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign for the undersigned and in the undersigned's name in the capacity as a director of the Company the Registration Statement on Form S-3 to which this Power of Attorney is attached, including any amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or the undersigned's substitute, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, on this 20th day of June, 1996.

                                            /s/ Gilbert Palay
                                       _____________________________
                                                Gilbert Palay

                         DIRECTOR'S POWER OF ATTORNEY

                  The undersigned director of Manpower Inc. (the "Company") hereby constitutes and appoints Mitchell S. Fromstein and Jon F. Chait, and each of them, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign for the undersigned and in the undersigned's name in the capacity as a director of the Company the Registration Statement on Form S-3 to which this Power of Attorney is attached, including any amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or the undersigned's substitute, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, on this 20th day of June, 1996.

                                            /s/ Dennis Stevenson
                                         _____________________________
                                                Dennis Stevenson